Exhibit 10.44

FORM OF AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Amendment”), dated as of July 21, 2003, is made between CONSOL Energy, Inc., 1800 Washington Road, Pittsburgh, Pennsylvania 15241, a Delaware corporation (the “Company”), and                          (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive previously entered into a Change in Control Severance Agreement (“Agreement”) effective as of July 21, 2003 (the “Effective Date”); and

WHEREAS, the Company and the Executive wish to amend the Agreement to clarify that the provisions of Section 6 of the Agreement, regarding the application of Section 280G of the Code to payments and benefits under the Agreement, are intended to supersede and replace any provisions in any stock option agreement or other agreement between the Company and the Executive entered into prior to the Effective Date regarding the application of Section 280G of the Code to payments and benefits thereunder.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the Company and the Executive agree as follows:

1. Amendment to Section 6. Effective as of the Effective Date, the first sentence of Section 6 of the Agreement is hereby deleted in its entirety and the following substituted therefor: “The provisions of this Section 6 shall apply notwithstanding anything in this Agreement to the contrary, and in addition, the provisions of this Section 6 shall supersede and replace any provision in any stock option agreement or other agreement entered into prior to the Effective Date between the Executive and the Company which relates to the application of Section 280G or Section 4999 of the Code to any payments or benefits provided thereunder, including, without limitation, any provision reducing or limiting such payments or benefits.”

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

CONSOL ENERGY, INC.

By:

Name:
Title:

EXECUTIVE

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